                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

                             YOUR VOTE IS IMPORTANT

Dear Shareholder:

               The Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") has recently reviewed and unanimously endorsed a proposal to retain Credit Suisse Asset Management Limited ("CSAM U.K."), the United Kingdom affiliate of Credit Suisse Asset Management, LLC ("CSAM"), the Fund's investment adviser, as sub-investment adviser to the Fund. We are pleased to invite you to attend the Annual Meeting of Shareholders of the Fund (the "Meeting") on Thursday, March 25, 2004 commencing at 3:00 p.m., New York time, to consider the approval of a sub-investment advisory agreement with CSAM U.K. and the election of two directors.

               The Board and CSAM believe that the retention of CSAM U.K. is in the best interest of shareholders. The Board has determined that retention of CSAM U.K. will enable the Fund to capitalize on that firm's investment expertise. SINCE THE SUB-ADVISORY FEES FOR CSAM U.K. WILL BE PAID BY CSAM, THE PROPOSAL WILL NOT RESULT IN ANY INCREASE OF THE FEES OR EXPENSES OTHERWISE INCURRED BY SHAREHOLDERS.

               You will also be asked at the Meeting to consider a shareholder proposal to terminate the Investment Advisory Agreement between the Fund and CSAM, which the Board unanimously opposes.

               Detailed information about each proposal may be found in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of the Fund at the close of business on January 7, 2004.

               If you have any questions regarding any of the above proposals, please feel free to call D.F. King & Co., Inc. at 1-800-290-6424.

                                         Respectfully,

                                         /s/ Michael A. Pignataro
                                         ------------------------
                                         MICHAEL A. PIGNATARO
                                         Secretary

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 25, 2004

TO THE SHAREHOLDERS OF
      THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.:

               NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Thursday, March 25, 2004 commencing at 3:00 p.m., New York time.

               The purpose of the Meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

               (1) To approve a Sub-Investment Advisory Agreement among the Fund, CSAM and Credit Suisse Asset Management Limited ("CSAM U.K.").

               (2)    To elect two (2) directors of the Fund.

               (3) To consider a shareholder proposal to terminate the Investment Advisory Agreement between the Fund and CSAM as soon as possible.

               The close of business on January 7, 2004 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

               This notice and related proxy material are first being mailed on or about February 23, 2004.

                                         By Order of the Board of Directors,

                                         /s/ Michael A. Pignataro
                                         ------------------------
                                         MICHAEL A. PIGNATARO
                                              Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated:  February 23, 2004
New York, New York

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16th FLOOR
                            NEW YORK, NEW YORK 10017

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 25, 2004

               This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on Thursday, March 25, 2004 (commencing at 3:00 p.m. New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund ("Bear Stearns"), or D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm that has been retained by the Fund for a fee of $4,500 plus all reasonable out of pocket expenses (i.e. shareholder telephone calls, etc.) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about February 23, 2004.

               The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The principal executive office of Bear Stearns is 383 Madison Avenue, 23rd Floor, New York, New York 10179. Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"), located at Level 32, Gateway Building, 1 Macquarie Place, Sydney, NSW 2000, serves as investment sub-adviser to the Fund.

               The Fund's Annual Report containing audited financial statements for the fiscal year ended November 30, 2003 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

               THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16th FLOOR, NEW YORK, NEW YORK 10017, OR AT THE WEBSITE OF CREDIT SUISSE ASSET MANAGEMENT, LLC AT www.csam.com. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

               Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

               If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" both the approval of the Sub-Investment Advisory Agreement among the Fund, CSAM and Credit Suisse Asset Management Limited ("CSAM U.K." or the "Subadviser") and the election of the Fund's nominees for director and "AGAINST" the shareholder proposal to terminate the Investment Advisory Agreement between the Fund and CSAM as soon as possible. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of The Emerging Markets Telecommunications Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

               A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

               For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

               Approval of Proposal 1 and Proposal 3 will require the affirmative vote of a majority of the outstanding voting securities of the Fund ("Majority Vote"). "Majority Vote" for purposes of this Proxy Statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund. Approval of Proposal 2 will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Board of Directors voted to oppose Proposal 3 (a shareholder proposal to terminate the Investment Advisory Agreement with CSAM as soon as possible) at its Board meeting on November 21, 2003. If Proposal 1 and 3 are each approved, Proposal 1 would not become effective, as the appointment of CSAM U.K. as subadviser to the Fund is predicated on CSAM being the Fund's investment adviser.

               Abstentions and broker non-votes will have the effect of votes "AGAINST" Proposal 1 and Proposal 3 for purposes of tabulating votes necessary for their approval. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 2.

               The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, January 7, 2004, there were 9,164,221 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

               In order that your Shares may be represented at the Meeting, you are requested to:

          -    indicate your instructions on the Proxy;
          -    date and sign the Proxy;
          -    mail the Proxy promptly in the enclosed envelope;
          - allow sufficient time for the Proxy to be received and processed on or before 3:00 p.m. on March 25, 2004.

          PROPOSAL 1: APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

               The Fund's shareholders will be asked at the Meeting to approve a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, CSAM and CSAM's United Kingdom affiliate, CSAM U.K. The Sub-Advisory Agreement was unanimously approved by the Board, including all of the Directors (the "Directors") who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Non-Interested Directors") at a meeting held on November 21, 2003.

               At the meeting, CSAM, as investment adviser to the Fund, recommended to the Board that the Fund retain CSAM U.K. as sub-investment adviser and that pursuant to the proposed Sub-Advisory Agreement, CSAM (and not the Fund) pay CSAM U.K. a sub-advisory fee of $250,000 per annum for services rendered with respect to the Fund and all other Credit Suisse Funds for which CSAM U.K. has been appointed to act as sub-adviser. Thus, the retention of CSAM U.K. will not increase the fees or expenses otherwise incurred by the Fund or its shareholders. Under the proposed Sub-Advisory Agreement, CSAM will monitor the activities and performance of CSAM U.K.

               The Sub-Advisory Agreement for the Fund as approved by the Board is now being submitted for approval by the Fund's shareholders. If it is approved by a Majority Vote of the Fund's outstanding shares, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Non-Interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund should fail to approve the Sub-Advisory Agreement, the Board will consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

               A form of the Sub-Advisory Agreement is attached hereto as Appendix A.

               CSAM U.K.'s principal office is located at Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ.

               AS DESCRIBED ABOVE, THE SUB-ADVISORY FEE PAYABLE TO CSAM U.K. PURSUANT TO THE SUB-ADVISORY AGREEMENT WILL BE PAID BY CSAM AND, ACCORDINGLY, THE RETENTION OF CSAM U.K. WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND OR ITS SHAREHOLDERS.

BOARD EVALUATION AND RECOMMENDATION

               In determining whether it was appropriate to approve the Sub-Advisory Agreement for CSAM U.K. and to recommend approval to shareholders, the Board, including the Non-Interested Directors, considered various matters and materials provided by CSAM and CSAM U.K.

               The Board considered, primarily, the benefits to the Fund of retaining CSAM U.K. given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. would expand the universe of companies and countries from which investment opportunities can be sought and enhance the Fund's ability to obtain best price and execution on trades in international markets. The Board also carefully considered the particular expertise of CSAM U.K. in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the proposed services to be offered by the Subadviser. In addition, the Board took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreement, particularly that THE COMPENSATION PAID TO CSAM
U.K. WILL BE PAYABLE BY CSAM AND, ACCORDINGLY, THAT THE RETENTION OF CSAM
U.K. WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND OR ITS SHAREHOLDERS.

BACKGROUND INFORMATION REGARDING THE FUND

               The Fund invests primarily in equity securities of telecommunications companies in emerging countries.

               Currently, Bear Stearns serves as the Fund's administrator. Brown Brothers Harriman & Co. ("Brown Brothers") serves as custodian for assets for the Fund. Brown Brothers principal business address is 40 Water Street, Boston, Massachusetts 02109. THESE SERVICE AGREEMENTS WILL NOT BE AFFECTED BY THE PROPOSED SUB-ADVISORY AGREEMENT.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

               CSAM serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Investment Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $968 billion in assets under management and $1,085 billion in client assets. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of December 31, 2003, Credit Suisse Asset Management employed approximately 2,000 people worldwide and had global assets under management of approximately $317.9 billion, with $51 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

               Pursuant to the Investment Advisory Agreement with CSAM, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Investment Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are employed by CSAM or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by the shareholders of the Fund, will pay the sub-advisory fee to CSAM U.K. as described more fully below. The Fund pays all other expenses incurred in its operations, including general administrative expenses.

               The Investment Advisory Agreement dated November 3, 2000 was last approved by shareholders on October 10, 2000 in connection with a change in the fee structure from a percentage of the Fund's net asset value to a percentage of the lower of the Fund's net asset value and the market value of the Fund's shares.

               As compensation for its services to the Fund, CSAM receives compensation at an annual rate of 1.25% of the first $100 million of the Fund's "Average Weekly Base Amount," 1.125% of the next $100 million and 1.00% of amounts above $200 million. "Average Weekly Base Amount" is the average of the lesser of (i) the market value of the Fund's outstanding shares and (ii) the Fund's net assets, in each case determined as of the last trading day for each week during that quarter. For the fiscal year ended November 30, 2003, CSAM received $688,657 in total compensation from the Fund.

               REGARDLESS OF WHETHER THE SUB-ADVISORY AGREEMENT IS APPROVED, CSAM (ASSUMING PROPOSAL 3 IS NOT APPROVED) WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUND PURSUANT TO THE ADVISORY AGREEMENT, CSAM AUSTRALIA WILL CONTINUE TO SERVE AS SUB-INVESTMENT ADVISER TO THE FUND AND BEAR STEARNS WILL CONTINUE TO PROVIDE ADMINISTRATIVE SERVICES TO THE FUND.

DESCRIPTION OF PROPOSED SUB-ADVISORY AGREEMENT

               Subject to the supervision of CSAM, the Sub-Advisory Agreement requires CSAM U.K., in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, and the Fund's Registration Statement, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.

               In connection with the Sub-Advisory Agreement, CSAM U.K. will, subject to the supervision and direction of CSAM:

               (1) manage that portion of the Fund's assets designated by CSAM from time to time (the "Assets") or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

               (2) make investment decisions or recommendations with respect to the Assets;

               (3) if requested by CSAM, place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

               (4) exercise voting rights with respect to the Assets if requested by CSAM; and

               (5) furnish CSAM and the Fund's Board with such periodic and special reports as the Fund or CSAM may reasonably request.

               In connection with the performance of services under the Sub-Advisory Agreement, CSAM U.K. may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such third parties to be required to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); provided that CSAM U.K. remains liable for the performance of each such third party's duties.

               The services of CSAM U.K. under the proposed Sub-Advisory Agreement are not exclusive. CSAM U.K. has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect its ability to perform its services under the Sub-Advisory Agreement.

               The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by CSAM or CSAM U.K. upon 60 days' written notice to the other parties; or with respect to the Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to CSAM or CSAM U.K.

               In consideration of the services rendered pursuant to a Sub-Advisory Agreement, CSAM will pay CSAM U.K. an aggregate fee of $250,000 per annum (the "Total Fee"). The Total Fee shall be an aggregate fee paid for services rendered with respect to all Credit Suisse Funds for which CSAM U.K. has been appointed as sub-adviser and which

CSAM and CSAM U.K. agree will be governed by this fee schedule. CSAM U.K. currently serves as sub-adviser to 13 other Credit Suisse Funds which are all governed by this fee schedule. The Total Fee may be amended from time to time upon the mutual agreement of the parties upon notice to shareholders. Twenty-five percent of the Total Fee shall be payable in U.S. dollars in arrears on the last day of each calendar quarter. The fee for the first period during which a Sub-Advisory Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Sub-Advisory Agreement is in effect.

               The portion of the Total Fee allocable with respect to the Fund (for any calendar quarter or portion thereof) is equal to the product of (a) the Total Fee and (b) a fraction: (i) the numerator of which is the average monthly net assets of the Fund during such calendar quarter or portion thereof, and (ii) the denominator of which is the sum of the total average monthly net assets of the Fund and other registered investment companies for which CSAM U.K. has been appointed as sub-adviser during such calendar quarter or portion thereof.

               Based upon this formula, the portion of the Total Fee allocable to the Fund for the calendar year ended December 31, 2003 would have been $16,500.

               CSAM WILL PAY CSAM U.K. THE SUB-ADVISORY FEE. CSAM U.K. DOES NOT HAVE A RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM THE FUND FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MUST LOOK SOLELY TO CSAM FOR PAYMENT OF FEES DUE.

INFORMATION ABOUT CSAM U.K.

               CSAM U.K. is a limited liability company organized under the laws of England and Wales and incorporated on December 21, 1982 and is registered as an investment adviser under the Advisers Act. The registered office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and, as of September 30, 2003, manages approximately $54 billion in assets.

               CSAM U.K. is a wholly owned subsidiary of Credit Suisse Asset Management (U.K.) Holding Limited ("CSAM Holding"). CSAM Holding is an indirect wholly owned subsidiary of CSFB, the parent company of the Funds' investment adviser, CSAM. CSFB's head office is located at Paradeplatz 8, 8001 Zurich, Switzerland. CSAM Holding is located at the address of CSAM U.K.

               CSAM U.K. is governed by a Board of Directors. Subject to the overall authority of the Board of Directors, the day-to-day affairs of CSAM U.K. are managed by an Executive Committee. The names and principal occupations of the directors and principal executive officers of CSAM U.K. are set forth below. Each of these persons may be contacted c/o Credit Suisse Asset Management Limited, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England.

                             CURRENT POSITION WITH CSAM               OTHER CURRENT PRINCIPAL
       NAME                            U.K.                                 OCCUPATIONS
-----------------------  -----------------------------------  ---------------------------------------
Glenn Wellman            Director; Managing Director          Chief Operating Officer, CSAM Europe

Stephen Goldman          Director; Managing Director          Head of Equities, CSAM Europe

Winifred Robbins         Director; Managing Director          Business Head of Fixed Income, CSAM
                                                              London and CSAM Europe, ex Switzerland

                             CURRENT POSITION WITH CSAM               OTHER CURRENT PRINCIPAL
       NAME                            U.K.                                 OCCUPATIONS
-----------------------  -----------------------------------  ---------------------------------------
Ian Chimes               Director; Managing Director          Managing Director of CSAM Funds (UK)
                                                              Ltd.

Michael Walsh            Director; Managing Director          Chief Financial Officer, CSAM
                                                              Europe, ex Switzerland

           THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED
              DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                                   PROPOSAL 1.

                        PROPOSAL 2: ELECTION OF DIRECTORS

               The next proposal to be submitted at the Meeting will be the election of two (2) Directors of the Fund to hold office for the term set forth below and until their respective successors are elected and qualified.

               The Board of Directors (the "Board") is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

               Enrique R. Arzac and James J. Cattano, Directors whose current terms expire on the date of this Meeting, have each been nominated for a three-year term to expire at the 2007 Annual Meeting of Shareholders and until their successors are elected and duly qualified.

               Messrs. Arzac and Cattano have indicated an intention to continue to serve if elected and have consented to being named in this Proxy Statement.

               The following tables set forth certain information regarding the nominees for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE                            FUND COMPLEX
NAME, ADDRESS AND DATE      HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY      OTHER DIRECTORSHIPS
OF BIRTH                    FUND         TIME SERVED      DURING PAST 5 YEARS      DIRECTOR         HELD BY DIRECTOR
-------------------------   -----------  --------------   -----------------------  --------------   -----------------------
NON-INTERESTED NOMINEES

Enrique R. Arzac               Lead      Since 1996;      Professor of Finance            8         Director of The
c/o Credit Suisse Asset      Director;   current term     and Economics, Graduate                   Adams Express
Management, LLC             Nominating   ends at the      School of Business,                       Company (a closed-end
Attn:  General Counsel      Committee    2004 annual      Columbia University                       investment company);
466 Lexington Avenue         Chairman    meeting          since 1971                                Director of Petroleum
New York, New York           and Audit                                                              and Resources
10017-3140                   Committee                                                              Corporation (a
Date of Birth: 10/02/41       Member                                                                closed-end investment
                                                                                                    company)

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE                            FUND COMPLEX
NAME, ADDRESS AND DATE      HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY      OTHER DIRECTORSHIPS
OF BIRTH                    FUND         TIME SERVED      DURING PAST 5 YEARS      DIRECTOR         HELD BY DIRECTOR
-------------------------   -----------  --------------   -----------------------  --------------   -----------------------
James J. Cattano             Director;   Since 1993;      President, Primary              4         None
c/o Primary Resources,      Nominating   current term     Resources Inc. (an
Inc.                         Committee   ends at the      international trading
55 Old Field Point Road     Member and   2004 annual      and manufacturing
Greenwich, CT 06830            Audit     meeting          company specializing in
Date of Birth:  06/24/43     Committee                    the sale of
                             Chairman                     agricultural
                                                          commodities throughout
                                                          Latin
                                                          American markets)
                                                          since 1996

NON-INTERESTED DIRECTORS:

George W. Landau             Director;   Since 1993;      Senior Advisor, Latin           5         Director of GAM
c/o Credit Suisse Asset     Nominating   current term     America, The Coca-Cola                    Funds, Inc.
Management, LLC              and Audit   ends at  the     Company since 1987;
Attn:  General Counsel       Committee   2006 annual      Advisor of Guardian
466 Lexington Avenue          Member     meeting          Industries (a glass
New York, New York                                        manufacturer) since
10017-3140                                                1992
Date of Birth:  03/04/20




Martin M. Torino             Director;   Since 1993;      Chief Executive Officer         3         None
c/o Credit Suisse Asset     Nominating   current term     and Director of Celsur
Management, LLC              and Audit   ends at the      Logistica S.A.
Attn:  General Counsel       Committee   2005 annual      (Logistics) since 2002;
466 Lexington Avenue          Member     meeting          Chairman of the Board
New York, New York                                        of Ingenio y Refineria
10017-3140                                                San Martin Del Tabacal
Date of Birth:  08/14/49                                  S.A. (sugar refinery)
                                                          from August 1996 to
                                                          2000

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS IN
                            POSITION(S)  TERM OF OFFICE                            FUND COMPLEX
NAME, ADDRESS AND DATE      HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY      OTHER DIRECTORSHIPS
OF BIRTH                    FUND         TIME SERVED      DURING PAST 5 YEARS      DIRECTOR         HELD BY DIRECTOR
-------------------------   -----------  --------------   -----------------------  --------------   -----------------------
INTERESTED DIRECTOR:

William W. Priest, Jr.*      Director    Since 1997;      Co-Managing Partner,            49        Director of Globe
Steinberg Priest &                       current term     Steinberg Priest &                        Wireless, L.L.C.
Sloane Capital                           ends at the      Sloane Capital                            (maritime
Management, LLC                          2005 annual      Management, LLC since                     communications
12 East 49th Street,                     meeting          March 2001; Chairman                      company); Director of
New York, NY 10017                                        and Managing Director                     InfraRedX (a medical
Date of Birth:  09/24/41                                  of CSAM from 2000 to                      device company)
                                                          February 2001, Chief
                                                          Executive Officer and
                                                          Managing Director of
                                                          CSAM from 1990 to 2000

                                         POSITION(S) HELD   LENGTH OF TIME             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND DATE OF BIRTH             WITH FUND           SERVED                   DURING PAST 5 YEARS
---------------------------------------  ----------------  ----------------  ----------------------------------------------
OFFICERS:

Joseph D. Gallagher                      Chairman of the      Since 2003     Managing Director, Chief Executive Officer of
c/o Credit Suisse Asset Management, LLC    Fund, Chief                       CSAM and Global Chief Operating Officer of
466 Lexington Avenue                        Executive                        Credit Suisse Asset Management since 2003;
New York, New York 10017-3140              Officer and                       Global Chief Financial Officer, Credit Suisse
Date of Birth: 12/14/62                     President                        Asset Management from 1999 to 2003; Chief
                                                                             Executive Officer and Director of Credit
                                                                             Suisse Asset Management Limited, London,
                                                                             England, from June 2000 to 2003; Director of
                                                                             Credit Suisse Asset Management Funds (UK)
                                                                             Limited, London, England, from June 2000 to
                                                                             2003; Managing Director, Head - Asian
                                                                             Corporate Finance and M&A, Credit Suisse First
                                                                             Boston, Hong Kong, China, from January
                                                                             1998 to May 1999; Officer of other Credit
                                                                             Suisse Funds

Hal Liebes                                 Senior Vice        Since 1997     Managing Director and Global General Counsel
c/o Credit Suisse Asset Management, LLC     President                        of CSAM; Associated with CSAM since 1997;
466 Lexington Avenue                                                         Officer of other Credit Suisse Funds
New York, New York 10017-3140
Date of Birth: 07/06/64

                                         POSITION(S) HELD   LENGTH OF TIME             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND DATE OF BIRTH             WITH FUND           SERVED                   DURING PAST 5 YEARS
---------------------------------------  ----------------  ----------------  ----------------------------------------------
Emily Alejos                             Chief Investment     Since 2003     Director of CSAM since January 1999; Vice
c/o Credit Suisse Asset Management, LLC      Officer                         President of CSAM from 1997 to January 1999;
466 Lexington Avenue                                                         Associated with CSAM since 1997; Officer of
New York, New York 10017-3140                                                other Credit Suisse Funds
Date of Birth: 10/27/63

Michael A. Pignataro                     Chief Financial      Since 1993     Director and Director of Fund Administration
c/o Credit Suisse Asset Management, LLC    Officer and                       of CSAM; Associated with CSAM since 1984;
466 Lexington Avenue                        Secretary                        Officer of other Credit Suisse Funds
New York, New York 10017-3140
Date of Birth: 11/15/59

Rocco A. Del Guercio                      Vice President      Since 1997     Vice President of CSAM; Associated with CSAM
c/o Credit Suisse Asset Management, LLC                                      since June 1996; Officer of other Credit
466 Lexington Avenue                                                         Suisse Funds
New York, New York 10017-3140
Date of Birth: 04/28/63

Robert M. Rizza                             Treasurer         Since 1999     Assistant Vice President of CSAM; Associated
c/o Credit Suisse Asset Management, LLC                                      with CSAM since 1998; Officer of other Credit
466 Lexington Avenue                                                         Suisse Funds
New York, New York 10017-3140
Date of Birth: 12/09/65

---------------
* Mr. Priest is an interested person of the Fund, as defined in the 1940 Act, because up to December 31, 2002 he was retained by CSAM to provide consulting services.

               Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each Director.

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                                DIRECTOR IN CSAM FAMILY OF
                                        DOLLAR RANGE OF EQUITY SECURITIES          CLOSED-END INVESTMENT
NAME OF DIRECTOR OR NOMINEE                    IN THE FUND*(1)(2)                    COMPANIES*(1)(3)
---------------------------             ---------------------------------   -----------------------------------
NOMINEES FOR DIRECTOR:

Enrique R. Arzac                                        C                                    E

James J. Cattano                                        C                                    D

NON-INTERESTED DIRECTORS:

George W. Landau                                        C                                    D

Martin M. Torino                                        C                                    C

INTERESTED DIRECTOR:

William W. Priest, Jr.                                  B                                    C


----------
* Key to Dollar Ranges:
  A. None
  B. $1 - $10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000
(1) This information has been furnished by each director as of December 31, 2003. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").
(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.
(3) "CSAM Family of Closed-End Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

               As of December 31, 2003, neither the non-interested nominees for election to the Board of the Fund, nor the other Non-Interested Directors nor their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

               During the fiscal year ended November 30, 2003, each Director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended November 30, 2003 to all such unaffiliated Directors was $48,250. Each Director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

               During the fiscal year ended November 30, 2003, the Board convened six times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

               Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York

Stock Exchange's listing standards). The Audit Committee convened twice during the fiscal year ended November 30, 2003. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

               Messrs. Arzac, Cattano and Torino constitute the Fund's Nominating Committee, which is composed of Directors who are Non-Interested Directors of the Fund. The Nominating Committee met once during the fiscal year ended November 30, 2003. At a meeting of the Nominating Committee held on November 21, 2003, the Nominating Committee nominated Messrs. Arzac and Cattano each for a three-year term. Messrs. Arzac and Cattano were nominated by Mr. Torino. The Nominating Committee selects and nominates Non-Interested Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted in writing to the Nominating Committee in care of the Secretary of the Fund. The Board has adopted a Nominating Committee Charter (a copy of which is included as Appendix B). In nominating candidates, the Committee shall take into consideration such factors, as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable, purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

               The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

               Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

               The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

                             AUDIT COMMITTEE REPORT

               Pursuant to the Audit Committee Charter adopted by the Board (a copy of which is included in Appendix C), the Audit Committee is responsible for conferring with the Fund's independent auditors, reviewing annual financial statements, approving the selection of the Fund's independent auditors and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent auditors are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

               The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended November 30, 2003. The Audit Committee has also met with the Fund's independent auditors, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between independent auditors and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent auditors. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM was compatible with maintaining PwC's independence.

               The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

               Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2003 Annual Report to Shareholders for the year ended November 30, 2003 and be mailed to shareholders and filed with the SEC.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                James J. Cattano
                                George W. Landau
                                Martin M. Torino

                              INDEPENDENT AUDITORS

               At a meeting held on November 21, 2003, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending November 30, 2004. PwC has been the Fund's independent auditors since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

               The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended November 30, 2003.

                                                 FUND            CSAM AND CERTAIN AFFILIATES
                                            --------------   -----------------------------------
Audit Fees                                     $  51,000                 $  0
Financial Information Systems Design and
 Implementation Fees                                   0                    0
All Other Fees                                 $  10,480*                $  0

----------
* Fees are comprised of: (1) $3,000 related to agreed upon procedures in connection with the Fund's semiannual reporting; and (2) $7,480 in tax services in connection with a review of the Fund's excise tax calculations and review of applicable tax returns.

               The Audit Committee considered whether the services described above were compatible with PwC's independence. The Audit Committee also considered whether the provision of all other non-audit services rendered to CSAM, or an affiliate thereof that provides ongoing services to the Fund, was compatible with maintaining the independence of PwC.

                                  COMPENSATION

               The following table shows certain compensation information for the directors for the fiscal year ended November 30, 2003. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or Directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                       AGGREGATE
                                      COMPENSATION         TOTAL COMPENSATION FROM FUND AND FUND
       NAME OF DIRECTOR                 FROM FUND               COMPLEX PAID TO DIRECTORS*
------------------------------   ----------------------   ---------------------------------------
NON-INTERESTED DIRECTORS:

Enrique R. Arzac                      $    10,750                      $  104,875

James J. Cattano                           10,750                          45,250

George W. Laudau                           10,750                          57,250

Martin M. Torino                           10,250                          32,750

                                       AGGREGATE
                                      COMPENSATION         TOTAL COMPENSATION FROM FUND AND FUND
       NAME OF DIRECTOR                 FROM FUND               COMPLEX PAID TO DIRECTORS*
------------------------------   ----------------------   ---------------------------------------
INTERESTED DIRECTOR:

William W. Priest, Jr.                      5,750                          91,063

* 50 funds comprise the Fund Complex. See the "Directors" table for the number of boards of funds on which each director serves.

     THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

               The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the
Shares:

                                                     NUMBER OF SHARES
                                                       BENEFICIALLY           PERCENT
               NAME AND ADDRESS                           OWNED              OF SHARES
-----------------------------------------------   ----------------------   -------------
Phillip Goldstein*                                         719,127             7.85%
60 Heritage Drive
Pleasantville, NY  10570

Lazard Freres & Co., LLC**                               1,017,045              9.4%
30 Rockefeller Plaza
New York, NY  10020

*    As stated in Schedule 13D filed with the SEC on December 18, 2003.
**   As stated in Schedule 13G/A filed with the SEC on February 17, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

               Based solely upon their review of the copies of such forms and written representations received by it, the Fund believes that, for the fiscal year ended November 30, 2003, all filing requirements applicable to such persons were complied with except for the following:

               Yaroslaw Aranowicz: A Form 3 was not timely filed to report his appointment as Chief Investment Officer of the Fund on January 17, 2003. A Form 3 was filed on June 5, 2003 to report this event. Mr. Aranowicz resigned as Chief Investment Officer of the Fund on December 13, 2003.

               Enrique R. Arzac, George W. Landau and Martin Torino: Due to an administrative oversight, Form 4s were not timely filed to report the purchases of Fund shares by the Fund's transfer agent on each director's behalf on December 18, 2002. Form 4s were filed on December 23, 2002 to report these events.

                                   PROPOSAL 3:
                              SHAREHOLDER PROPOSAL

STATEMENT OF RECEIPT OF SHAREHOLDER PROPOSAL

               The Fund has received the following proposal and supporting statement from Ronald Mass, who advised the Fund that, at the time he submitted his proposal to the Fund, he owned shares of the Fund with a market value of at least $2,000 continuously for the preceding year. Mr. Mass has stated that he intends to present this proposal personally or through an authorized representative at the Meeting. The Fund will provide the address of Mr. Mass to any person who so requests such information orally or in writing, promptly upon receipt of any oral or written request therefor, to Michael A. Pignataro, Secretary, The Emerging Markets Telecommunications Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Board of Directors and the Fund accept no responsibility for the accuracy of either the proposal or Mr. Mass's supporting statement.

               "RESOLVED: The Fund's investment advisory agreement with Credit Suisse Asset Management Co., LLC [sic] shall be terminated as soon as possible.

               SUPPORTING STATEMENT: Shares of the Fund persistently trade at a double-digit discount to net asset value. As of October 31, 2003, the discount was greater than 15%, one of the widest discounts among closed end funds that invest in emerging market equity securities. Although the discount remains wide, the Fund has decided to suspend both the annual tender offer and open market share repurchases. Tender offers and share repurchases benefit shareholders by simultaneously improving the net asset value of the fund and narrowing the discount to net asset value. Unless management renews their previous commitment to narrow the discount to net asset value of the fund, management should be terminated and replaced with a new manager committed to maximizing shareholder value."

STATEMENT OF OPPOSITION OF THE BOARD OF DIRECTORS

   THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE PROPOSAL DESCRIBED ABOVE AND STRONGLY URGES ALL SHAREHOLDERS TO VOTE AGAINST THE PROPOSAL FOR THE REASONS
                                   NOTED BELOW

          On November 21, 2003, the Board resolved to recommend that you vote "AGAINST" this Proposal.

          Also on that date, the Board, including the non-interested directors, approved the continuation of the Investment Advisory Agreement with CSAM after concluding, upon review of relevant information made available to the directors, that such continuation was in the best interest of the Fund. The Board does not believe that the facts warrant terminating CSAM, nor do they believe that the continuation of the Investment Advisory Agreement in any way precludes consideration and adoption by the Board of appropriate actions designed to address the market discount issue. To the contrary, as outlined below, the Board has a proven record of acting independently and aggressively in taking actions to address the issue and continues to do so.

          As required by Section 15 of the 1940 Act, advisory contracts must be approved annually by the Board (including a majority of the non-interested directors) or a majority of the outstanding voting securities of an investment company. Section 15(c) of the 1940 Act charges directors with the duty to review such information as may reasonably be necessary to evaluate the terms of the advisory contract. In anticipation of the November 21st meeting and in accordance with its well-established practice, CSAM provided the Board with extensive information so as to enable the directors to satisfy their duty to conduct a meaningful evaluation of the Investment Advisory Agreement before deciding whether to approve its continuation. This information included, among other things, (i) a description of the business, operations and investment philosophy relating to CSAM, as well as certain financial information of CSAM, (ii) an analysis of the profitability to CSAM of the Investment Advisory Agreement, (iii) a comparison of the performance of the Fund with relevant stock indices, (iv) financial information relating to the Fund, including total return and market price data for the Fund's Shares, (v) data regarding fees paid by other CSAM clients, and (vi) a comparison of the expense ratio and advisory fee level of the Fund with those of its peer group.

          After finding, among other things, that (i) CSAM's compensation is at a level comparable to similarly-situated funds, (ii) the Fund's performance is within the range of performance that may reasonably be expected of a fund with an investment strategy such as that of the Fund (the Fund having outperformed the Morgan Stanley Capital International Emerging Markets Free Telecom Index ("Index") in three out of the four calendar years ended December 31, 2002, with cumulative returns of -22.76% for the Fund and -27.31% for the Index) and (iii) CSAM has demonstrated the commitment, and the personnel assigned to the Fund have the requisite experience and skill, to manage the Fund in accordance with its investment objectives and policies, the full Board, including the non-interested directors, concluded that the continuation of the Investment Advisory Agreement was in the best interests of the shareholders of the Fund. The directors reached this determination in the exercise of their business judgment as part of their lawful authority over the Fund's business affairs under Maryland law.

          Mr. Mass's proposal to submit to the vote of the Fund's shareholders a resolution to terminate the Investment Advisory Agreement with CSAM is premised in part upon the belief that a new manager will be "committed to maximizing shareholder value." Among the actions frequently cited as ways to enhance shareholder value are share repurchase programs, self-tender offers and converting a fund to an open-ended fund.

          TENDER OFFERS AND SHARE REPURCHASE PROGRAM. In June 2000, the Board announced a self-tender program whereby the Fund would make a tender offer to acquire up to 15% of its outstanding shares during each calendar year of the program, beginning in the calendar year 2001, at a per share purchase price of at least 95% of the Fund's net asset value per share. In November 2001 and 2002, the Fund conducted tender offers to acquire up to 15% of the outstanding shares of common stock of the Fund at a per share cash purchase price equal to 95% of net asset value as of the expiration of the tender offer period. Each such offer was fully subscribed.

          In the Board's initial announcement, it reserved the right to reevaluate the self-tender program from time to time in light of its effect on the Fund and market conditions, and to suspend the program if deemed appropriate. The Board's experience with the Fund's annual self-tender program has shown that while the discount narrows in the midst of the tender offer, the program did not appear to have any long-term material impact on the Fund's discount level. Furthermore, since a continuation of the self-tender program would likely require CSAM to sell marketable securities to finance the self-tenders, the percentage of the Fund's net assets represented by illiquid private holdings would be expected to increase, leaving the Fund with a greater percentage of private equity holdings. After due consideration of these factors, the Board suspended the Fund's annual self-tender program at the November 21, 2003 Board meeting.

          In place of the Fund's annual self-tender program, the Board authorized management to institute a share repurchase program whereby the Fund will make open market repurchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. The Board also gave management the discretion to make open market purchases when the discount is less than

15%. The Board believes that the share repurchase program will provide shareholders additional liquidity for their shares while affording CSAM greater flexibility to achieve the Fund's investment objective than that provided by the self-tender program that had been in place. Under the share repurchase program, CSAM will have the flexibility to determine at any particular time whether the Fund's capital is best deployed by repurchasing the Fund's shares in the open market or making additional investments in accordance with the Fund's investment policies. To the extent the Fund repurchases shares at a discount to net asset value, there will also be an accretive impact on the net asset value of the shares held by the Fund's remaining shareholders.

          Both the self-tender program and the share repurchase programs evidence a proactive approach by the Board to address the discount issue. The Board intends to closely monitor the share repurchase program to gauge its efficiency and intends to consider other or additional actions in the future if deemed appropriate.

          OPEN-ENDING THE FUND. Converting the Fund into an "open-end fund," commonly known as a mutual fund, would permit shareholders to redeem shares at net asset value upon request. As of September 30, 2003, approximately 43% of the Fund's net assets were invested or committed for investment in illiquid private equity holdings. Under SEC guidelines, an open-end fund may not invest more than 15% of its net assets in illiquid securities. Accordingly, the Fund would need to sell a substantial percentage of its private equity holdings in order to convert to an open-ended structure. The Board believes private equity holdings over the long term present attractive investment return potential and are consistent with the Fund's investment approach, and that a forced liquidation of these positions in the near term could have an adverse impact on the Fund. Thus, the Fund does not believe that an open-ending of the Fund presents a viable or attractive alternative to remedy the discount issue.

          The Board is working independently and in consultation with CSAM in its efforts to enhance shareholder value, and the Board will continue to study other possible actions to reduce the discount. The Board does not believe that termination of the Investment Advisory Agreement is a prerequisite to these efforts and therefore THE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "AGAINST" THE SHAREHOLDER PROPOSAL.

SHAREHOLDER PROPOSALS

          Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2005 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than October 26, 2004. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

          Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

          For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) and received at, The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

          Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

          The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2005 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

               SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

               Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                                                      APPENDIX A

                        SUB-INVESTMENT ADVISORY AGREEMENT

                                 ________, 2004


Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ


Dear Sir/Madam:

               The Emerging Markets Telecommunications Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirm their agreement with Credit Suisse Asset Management Limited (the "Sub-Adviser"), a corporation organized under the laws of England, as follows:

          1.   INVESTMENT DESCRIPTION; APPOINTMENT

               The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Fund's Registration Statement, as from time to time in effect (the "Registration Statement") and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Registration Statement and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser with copies of all amendments to the Registration Statement on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

          2.   SERVICES AS SUB-INVESTMENT ADVISER

               2.1 Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Registration Statement and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

                      (i) manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

                      (ii) make investment decisions or recommendations with respect to the Assets;

                      (iii) if requested by CSAM, place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

                      (iv) exercise voting rights with respect to the Assets if requested by CSAM; and

                      (v) furnish CSAM and the Fund's Board of Directors with such periodic and special reports as the Fund or CSAM may reasonably request.

                      In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

               2.2 In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

          3.   EXECUTION OF TRANSACTIONS

               3.1 In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

               3.2 It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

               3.3 On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

               3.4 In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

          4.   DISCLOSURE REGARDING THE SUB-ADVISER

               4.1 The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's proxy statement used in seeking shareholder approval for this Agreement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such proxy statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

               4.2 The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Registration Statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Registration Statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

               4.3 Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act) (an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

               4.4 The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

          5.   REPRESENTATIONS AND WARRANTIES

               5.1    The Sub-Adviser represents and warrants that:

               (a) it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement;

               (b) it has read and understands the Registration Statement and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein; and

               (c) it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

               5.2    The Fund represents and warrants that:

               (a) it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Fund of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund;

               (b) information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority; and

               (c) it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.

               5.3 CSAM represents and warrants that it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by CSAM of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.

          6.   COMPLIANCE

               6.1 The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Registration Statement or is otherwise in violation of applicable law.

               6.2 CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

               6.3 The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients, provided that such access does not constitute a breach of any obligation of client confidentiality held by the Sub-Adviser. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

          7.   BOOKS AND RECORDS

               7.1 In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

               7.2 The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

          8.   PROVISION OF INFORMATION; PROPRIETARY AND CONFIDENTIAL
               INFORMATION

               8.1 CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

               8.2 The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except, where practicable, after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

               8.3 The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

          9.   STANDARD OF CARE

               The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Sub-Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or
(b) an independent legal counsel in a written opinion. The Sub-Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the

Sub-Adviser will ultimately be found to be entitled to indemnification. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

          10.  COMPENSATION

               In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

          11.  EXPENSES

               11.1 The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11.2.

               11.2 The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value assets of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses: costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          12.  TERM OF AGREEMENT

               This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4.3, 7, 8 and 9 shall remain in effect.

          13.  AMENDMENTS

               No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and
(b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

          14.  NOTICES

               14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management Limited, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ (Attention: David Collins), telephone:
44-20-7426-2795, telecopy: 44-20-7426-2799, (b) if to CSAM, to Credit Suisse
Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Hal Liebes), telephone: (212) 875-3779, telecopy: (646) 658-0817, and (c) if to the Fund, c/o Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 875-3500, telecopy: (212) 878-9351
(Attention: President).

               14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of paragraph 14.1.

               14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM of the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

          15.  CHOICE OF LAW

               This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

          16.  MISCELLANEOUS

               16.1 The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

               16.2 If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

               16.3 Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

               16.4 This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

          17.  UNITED KINGDOM REGULATORY MATTERS

               The Sub-Adviser is regulated by the Financial Services Authority ("FSA") in carrying out its investment business. It therefore is subject to the rules and guidelines established by the FSA including the Conduct of Business Sourcebook. Under the FSA Rules, the following provisions apply:

               (a) The FSA requires that all clients of the Sub-Adviser be classified into specific categories. On the basis of the information which CSAM has given, the Sub-Adviser has determined that CSAM is an Intermediate Customer and the Fund is a Private Customer.

               (b) (i) The Sub-Adviser is permitted to trade in Futures, Options and Contracts for Differences including on and off exchange transactions ("Derivative Instruments"), subject to limitations described herein. The markets on which Derivative Instruments are executed can be highly volatile. Such investments carry a high risk of loss and a relatively small adverse market movement may result not only in the loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

                      (ii) The Sub-Adviser may instruct the Custodian to pay margin, or (subject to the rules of the exchange concerned) deposit investments by way of margin or collateral, on any Derivative Instrument out of the Assets. The Fund shall not be required to pay margin in cash beyond the amount of cash held at the relevant time on the Fund's behalf and immediately available for margin payments.

               (c) The Sub-Adviser will not supply the Fund with contract notes. The periodic reports provided under Section 2.1(v) will contain information that would have been provided in the contract notes.

               (d) In order to comply with applicable laws and related regulatory requirements, there may be periods when the Sub-Adviser will not be permitted to initiate or recommend certain types of transactions.

               (e) No warranty is given by the Sub-Adviser as to the performance or profitability of the Assets or any part of them.

               (f) The Sub-Adviser has in operation a written procedure in accordance with the FSA Rules for the effective consideration and proper handling of complaints from customers. Any complaint by CSAM or the Fund hereunder should be sent in writing to the Compliance Officer of the Sub-Adviser at the address specified in Section 14.

               Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                             Very truly yours,

                                             CREDIT SUISSE ASSET MANAGEMENT, LLC

                                             By:
                                                ------------------------------
                                             Name:  Hal Liebes
                                             Title: Managing Director


                                             THE EMERGING MARKETS
                                             TELECOMMUNICATIONS FUND, INC.

                                             By:
                                                ------------------------------
                                             Name:  Michael A. Pignataro
                                             Title: Chief Financial Officer


CREDIT SUISSE ASSET
MANAGEMENT LIMITED


By:
   ---------------------------
Name:
Title:

                                   SCHEDULE A

               CSAM will pay the Sub-Adviser a fee of $250,000 (the "Total Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect. The Total Fee shall be an aggregate fee paid for services rendered with respect to this Fund and such other Credit Suisse Funds for which the Sub-Adviser has been appointed as such and which CSAM and the Sub-Adviser agree will be governed by this fee schedule.

               The portion of the Total Fee allocable with respect to the Fund for any calendar quarter or portion thereof is equal to the product of (a) the Total Fee and (b) a fraction: (i) the numerator of which is the average monthly net assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the sum of the total aggregate average monthly net assets of the Fund and other registered investment companies for which the Sub-Adviser has been appointed as such during such calendar quarter or portion thereof.

                                                                      APPENDIX B

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                          NOMINATING COMMITTEE CHARTER


                                February 12, 2004

               1.   MEMBERSHIP

                    (a) The Governance and Nominating Committee ("Committee") of the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") shall consist of 3 or more Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, and who are appointed by the Board from time to time.

                    (b) The Board must affirmatively determine that each Committee member is "independent" (as such term is defined by the New York Stock Exchange's listing standards).

                    (c) The Committee shall appoint its Chairperson by a majority vote.

                    (d) The compensation of the Committee members shall be as determined by the Board.

               2.   PURPOSES

                    (a) The Committee shall identify individuals qualified to become Board members.

                    (b) The Committee shall recommend to the Board persons to be nominated by the Board for election as directors at the annual meeting of shareholders.

               3.   NOMINATION AND APPOINTMENT POLICY

                    (a) The Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board of Directors. In nominating candidates, the Committee shall take into consideration such factors, as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable, purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

               4.   RESPONSIBILITIES

                    (a) The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to stand for election as directors at the annual meeting of shareholders. The Committee shall also identify and recommend the persons to be elected by the Board to fill any vacancies on the Board.

                    (b) The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a while.

                    (c) The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards on which a director may sit and normal retirement age.

                    (d) The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

                    (e) The Committee shall be responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

                    (f) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

                    (g) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board or any committee members.

               5.   PROCEDURAL MATTERS

                    (a)    The Committee shall meet at least once a year.

                    (b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained within the books and records of the Fund, and the Committee shall report to the Board on its meetings.

                    (c) The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

                    (d) The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

                                                                      APPENDIX C

                             AUDIT COMMITTEE CHARTER

               This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund") advised by Credit Suisse Asset Management, LLC ("CSAM") listed on Appendix A hereto (each such Charter being a separate Charter).

The primary purposes of the Committee are to:

        -    assist Board oversight of

             1.  the integrity of the Fund's financial statements

             2.  the independent auditor's qualifications and independence

             3.  the Fund's compliance with legal and regulatory requirements

             4.  the performance of the Fund's independent auditors

        - prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

        - oversee the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls;

        - determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

        - pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

        - act as a liaison between the Fund's independent auditors and the Board.

        The Fund's independent auditors shall report directly to the Committee.

               The primary function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

               In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, CSAM or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

               The designation of a person as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under
Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

               1.   (a)   The Committee shall consist of at least three Board
members none of whom is an "interested person," as that term is defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the New York Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934. If one or more members of the Committee qualify as an ACFE, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

                    (b) With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

                          (i) that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or, in the case of a Fund whose securities are listed on the American Stock Exchange ("AMEX"), pursuant to the governance standards of the AMEX);

                          (ii) that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

                          (iii) that at least one of the Committee members has
                                accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is "financially sophisticated" pursuant to AMEX rules; and

                          (iv)  the adequacy of the Charter.

               2. To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

                    (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination and to oversee the work, of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund) and, in connection therewith, to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate the independence of the independent auditors;

                    (b) to pre-approve (i) all audit and permissible non-audit services(1) to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any service provider to the Fund controlling, controlled by or under common control with CSAM that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the Fund's officers);

                    (c) to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor's comments communicated to the Committee with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; and (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

                    (d) to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any

----------

(1) The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

                    (e) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

                    (f) to discuss with management policies and guidelines with respect to risk assessment and risk management affecting the Fund, and the steps taken to monitor and control such risks and exposures;

                    (g) to discuss the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

                    (h) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

                    (i) to establish policies governing the hiring by the Fund of employees or former employees of the independent auditors consistent with government regulations;

                    (j) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and
(3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund;

                    (k) to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund's engagement;

                    (l) to assure the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

                    (m) to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report; and

                    (n) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate.

                    (o) to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors;

               3. The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings) with the Fund's management and with the personnel of the Fund's administrator. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

               4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, CSAM, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

               5. The Committee shall evaluate its performance under this Charter annually.

               6. The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

               7. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

               8. The Chief Executive Officer (the "CEO") of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

               9. FOR CLOSED-END FUNDS ONLY. (a) Each Fund whose securities are listed on the New York Stock Exchange ("NYSE") shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

                    (b) The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

                    (c) If a Fund whose securities are listed on the AMEX provides the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted:  Effective February 12, 2004

                                   APPENDIX A

OPEN-END FUNDS:

           Credit Suisse Institutional Fixed Income Fund
           Credit Suisse Institutional High Yield Fund
           Credit Suisse Select Equity Fund
           Credit Suisse Short Duration Bond Fund
           Credit Suisse Capital Appreciation Fund
           Credit Suisse Capital Funds
                  Credit Suisse Large Cap Value Fund
                  Credit Suisse Small Cap Value Fund
           Credit Suisse Emerging Growth Fund
           Credit Suisse Emerging Markets Fund
           Credit Suisse Fixed Income Fund
           Credit Suisse Global Fixed Income Fund
           Credit Suisse Global Post-Venture Capital Fund
           Credit Suisse Institutional Fund
                  Capital Appreciation Portfolio
                  Harbinger Portfolio
                  International Focus Portfolio
                  Investment Grade Fixed Income Portfolio
                  Large Cap Value Portfolio
                  Select Equity Portfolio
                  Small Cap Growth Portfolio
                  Small Cap Value Portfolio
           Credit Suisse International Focus Fund
           Credit Suisse Japan Equity Fund
           Credit Suisse New York Municipal Fund
           Credit Suisse Opportunity Funds
                  Credit Suisse High Income Fund
                  Credit Suisse Municipal Money Fund
                  Credit Suisse U.S. Government Money Fund
           Credit Suisse Small Cap Growth Fund
           Credit Suisse Strategic Small Cap Fund
           Credit Suisse Cash Reserve Fund
           Credit Suisse Institutional Money Market Fund
                  Government Portfolio
                  Prime Portfolio
           Credit Suisse New York Tax Exempt Fund
           Credit Suisse Trust
                  Blue Chip Portfolio
                  Emerging Growth Portfolio
                  Emerging Markets Portfolio
                  Global Post-Venture Capital Portfolio
                  High Yield Portfolio

                  International Focus Portfolio
                  Large Cap Value Portfolio
                  Small Cap Growth Portfolio
                  Small Cap Value Portfolio
                  Strategic Small Cap Portfolio

CLOSED - END FUNDS:

Credit Suisse High Yield Bond Fund
Credit Suisse Asset Management Income Fund, Inc.
The Brazilian Equity Fund, Inc.
The Chile Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.

                                                            THE EMERGING MARKETS
                                                              TELECOMMUNICATIONS
                                                                      FUND, INC.

                                                                  March 25, 2004


3018-PS-04

                                  [PROXY CARD]
               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint Michael A. Pignataro and Hal Liebes, each with the power of substitution, as proxies for the undersigned to vote the shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on Thursday, March 25, 2004, at 3:00 p.m., Eastern time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

                                 [REVERSE SIDE]

  /X/    PLEASE MARK VOTES
         AS IN THIS EXAMPLE


                             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
                         RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 AND "AGAINST"
                                               PROPOSAL 3.

   THIS PROXY WHEN                                                              For   Against   Abstain
  PROPERLY EXECUTED      1) To approve the Sub-Investment Advisory              / /     / /       / /
 WILL BE VOTED IN THE       Agreement among the Fund, Credit Suisse Asset
   MANNER DIRECTED          Management, LLC and Credit Suisse Asset
    HEREIN BY THE           Management Limited.
     UNDERSIGNED
    SHAREHOLDER.
                         2) Election of the following nominees as Director:
                            Nominee:  (01) Enrique R. Arzac (three-year term)
                                      (02) James J. Cattano (three-year term)

                            / / FOR the nominees listed above (except as marked to the contrary above)

                            / / WITHHOLD AUTHORITY to vote for the nominees listed above

                            (INSTRUCTION: To withhold authority for any individual
                            nominee, strike a line through such individual's name above.)


                         3) To terminate the Investment Advisory Agreement between the
                            Fund and Credit Suisse Asset Management, LLC as soon as
                            possible

                            / / FOR

                            / / AGAINST

                            / / ABSTAIN

                                   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                   / /

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                        Date:
           -----------------            ----------


Signature:                        Date:
           -----------------            ----------


DETACH CARD

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